[logo] M F S(R)                                                    ANNUAL REPORT
INVESTMENT MANAGEMENT                                             FOR YEAR ENDED
                                                                   JUNE 30, 2001

[Graphic Omitted]

                         MFS(R) INSTITUTIONAL
                         MID CAP GROWTH FUND

MFS(R) INSTITUTIONAL MID CAP GROWTH FUND

TRUSTEES                                                      INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive Officer,    Massachusetts Financial Services Company
MFS Investment Management(R)                                  500 Boylston Street
                                                              Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and trustee
                                                              DISTRIBUTOR
William R. Gutow+ - Private investor and real estate          MFS Fund Distributors, Inc.
consultant; Vice Chairman, Capitol Entertainment              500 Boylston Street
Management Company (video franchise)                          Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT                                        INVESTOR SERVICE
Jeffrey L. Shames*                                            MFS Service Center, Inc.
                                                              P.O. Box 2281
PORTFOLIO MANAGERS                                            Boston, MA 02107-9906
Mark Regan*
David E. Sette-Ducati*                                        For additional information, contact your
                                                              investment professional
TREASURER
James O. Yost*                                                CUSTODIAN
                                                              State Street Bank and Trust Company
ASSISTANT TREASURERS
Mark E. Bradley*                                              AUDITORS
Robert R. Flaherty*                                           Deloitte & Touche LLP
Laura F. Healy*
Ellen Moynihan*                                               WORLD WIDE WEB
                                                              www.mfs.com
SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*



* MFS Investment Management
+ Independent Trustee


--------------------------------------------------------------------------------
   NOT FDIC INSURED            MAY LOSE VALUE             NO BANK GUARANTEE
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

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended June 30, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended June 30, 2001, the fund provided a total return of -15.69%. This return, which includes the reinvestment of any distributions, compares to a return over the same period of -31.51% for the fund's benchmark, the Russell Mid Cap Growth Index (the Russell Index). The Russell Mid Cap Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. During the same period, the average mid-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -25.41%.

Performance over the period was very much a good news/bad news story. The good news was that the portfolio strongly outperformed its benchmark and its peers, and the bad news was that performance was nonetheless negative. The market has gone through one of the worst technology slumps in history, with telecommunications being perhaps the hardest hit of all the technology areas. Although we had minimized our telecom weighting going into the downturn, several of our holdings in other areas were still affected. However, in a period marked by many well-publicized earnings disappointments, a number of our largest holdings met or exceeded earnings expectations.

For example, VeriSign, one of our largest holdings, is a dominant player in both security and domain names for the Internet. We increased our position over the past six to eight months as the stock tumbled along with the overall market slide; we saw this as a buying opportunity because our research indicated that VeriSign's earnings potential remained strong. And in the second quarter of 2001, our decision was vindicated as VeriSign beat earnings expectations and the stock subsequently rose.

CSG Systems was another large holding that helped performance. CSG is an outsourcing company that generates bills for cable television, satellite broadcast, and telephone subscribers. Its customers include AT&T Broadband and Cablevision. Our research indicates that CSG already bills nearly half of all U.S. cable TV subscribers and that over the next year its customer base may expand faster than Wall Street analysts seem to expect.

We also increased existing holdings or added new holdings in several technology firms whose stocks had fallen to what we thought were attractive valuations -- having been unjustly punished, in our view, by a market that sometimes failed to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. Holdings initiated or increased over the period included Adobe Systems and Advanced Fibre Communications.

A health care holding that performed well over the period was Cytyc. The firm developed and manufactures the ThinPrep Pap Test for cervical cancer screening. Our research indicated some time ago that Cytyc's more-effective test had the potential to become a new standard of care. Our early belief in the company has been rewarded as the firm has overcome considerable hurdles -- including convincing doctors to use the test, labs to adopt the screening technology, and insurers to pay for this more-expensive test -- and the market has increasingly recognized Cytyc's value.

Looking ahead, we continue to like Cytyc in part because our ongoing contact with company management has indicated that the firm has been doing just what we'd hope a great company would do: taking a near-monopoly position in its market and expanding the business with new products and services. One such project in development is electronic imaging that uses artificial intelligence to assist a lab technician in reading a ThinPrep test. We think this could potentially result in both faster and more accurate test evaluation.

We also had some disappointments over the period. One area that hurt performance was stocks related to content delivery over the Internet. Although we have largely avoided companies based on Web sites because many of them have, in our opinion, poor business models, we have invested in a few firms that we feel have great business models. We think InterNAP Network Services and Akamai Technologies offer some of the best technology for helping Web sites deliver content faster and more effectively. Sportsline.usa has strategic relationships with networks and with virtually every major league sport. In our view, those relationships make it the dominant sports site on the Internet and potentially a great resource for advertisers targeting a male demographic. In a similar manner, we believe CNET Networks has perhaps the top technology site on the Web and a similar appeal for advertisers of technology- related products and services. Unfortunately for all these companies, however, advertising on the Internet has virtually fallen off a cliff as the Internet economy has slowed, and their stocks have suffered accordingly.

Our energy holdings in oil and natural gas exploration and production firms were another area that hurt performance. Particularly in the second quarter of 2001, the market seemed to be saying that we'd reached the end of the energy cycle, that oil and natural gas prices were headed downward, and that the drillers and production firms would not be good stocks going forward. We think that argument has one basic flaw: the commodity supply, at least in natural gas, has not increased at all. In our view, the supply/demand imbalance that began this cycle of rising prices has yet to be resolved. Especially in natural gas, we think that falling prices could increase demand as many industrial and utility users, who switched to oil when gas prices skyrocketed, switch back to natural gas. Our analysis points to higher demand over the next six months that may drive up stocks of exploration and production firms, and we have actually added to our energy positions on the second-quarter-2001 weakness in those stocks.

Respectfully,

/s/ Mark Regan                        /s/ David E. Sette-Ducati

Mark Regan                                David E. Sette-Ducati
Portfolio Manager                         Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Mark Regan is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the mid-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts. He joined MFS in 1989 as a research analyst. He was named Vice President in 1992, portfolio manager in 1993, and Senior Vice President in 1999. Mark is a graduate of Cornell University and MIT's Sloan School of Management.

David E. Sette-Ducati is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the technology, emerging growth and mid-cap growth portfolios of our mutual funds, offshore funds, variable annuities, and institutional accounts. David joined MFS in 1995 as a research analyst. He became Investment Officer in 1997, Vice President in 1999, a portfolio manager in 2000, and Senior Vice President in 2001. He earned a Master of Business Administration degree from the Amos Tuck School of Business Administration of Dartmouth College and a bachelor's degree from Williams College. In between college and graduate school, he worked as a corporate finance analyst with Lehman Brothers and as an associate with Nicoletti & Company in New York, specializing in corporate finance and mergers and acquisitions strategy.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: December 28, 1995

Size: $245.5 million net assets as of June 30, 2001

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, December 28, 1995, through June 30, 2001. Index information is from January 1, 1996.)

               MFS Institutional Mid Cap           Russell Mid Cap
                      Growth Fund                    Growth Index
"12/95"               3,000,000                      3,000,000
"6/97"                3,769,610                      3,895,630
"6/98"                4,868,360                      4,831,170
"6/99"                5,942,010                      5,812,460
"6/00"               10,729,100                      8,636,900
"6/01"                9,046,130                      5,915,350


TOTAL RATES OF RETURN THROUGH JUNE 30, 2001

                                                                       1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                        -15.69%           +85.81%          +170.68%          +201.54%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                           -15.69%           +22.94%          + 22.04%          + 22.19%
-----------------------------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                       1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Average mid-cap growth fund+                                          -25.41%           + 9.48%          + 10.54%          + 12.16%
-----------------------------------------------------------------------------------------------------------------------------------
Russell Mid Cap Growth Index#                                         -31.51%           + 6.98%          + 12.29%          + 13.14%
-----------------------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, December 28, 1995, through June 30, 2001. Index information is from January 1, 1996.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 2001

Stocks - 98.3%
--------------------------------------------------------------------------------
ISSUER                                                SHARES          VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 98.3%
  Aerospace - 0.9%
    General Motors Corp., "H"                          104,500     $  2,116,125
--------------------------------------------------------------------------------
  Agricultural Products - 1.0%
    AGCO Corp.                                         273,100     $  2,498,865
--------------------------------------------------------------------------------
  Business Services - 8.3%
    Concord EFS, Inc.*                                  47,100     $  2,630,535
    Global Payments, Inc.                               26,000          782,600
    S1 Corp.*                                          327,299        4,241,795
    VeriSign, Inc.*                                    218,112       12,661,402
                                                                   ------------
                                                                   $ 20,316,332
--------------------------------------------------------------------------------
  Communication Services - 0.1%
    SBA Communications Corp.*                            5,900     $    137,706
--------------------------------------------------------------------------------
  Computer Software - Services - 11.8%
    CheckFree Corp.*                                   333,100     $ 11,478,626
    ePresence, Inc.*                                    85,400          314,272
    Internet Security Systems, Inc.*                   152,900        7,409,534
    Micromuse, Inc.*                                    49,400        1,389,128
    Netegrity, Inc.*                                    75,625        2,408,656
    RSA Security, Inc.*                                192,250        5,959,750
                                                                   ------------
                                                                   $ 28,959,966
--------------------------------------------------------------------------------
  Computer Software - Systems - 18.9%
    Adobe Systems, Inc.                                149,100     $  7,004,718
    Ascential Software Corp.*                            1,176            6,468
    Citrix Systems, Inc.*                              462,700       16,194,500
    Computer Network Technology Corp.*                  48,200          437,656
    Comverse Technology, Inc.*                         108,300        6,253,242
    CSG Systems International, Inc.*                   179,340       10,627,688
    Digex, Inc.*                                        65,700          809,424
    Rational Software Corp.*                           164,100        4,632,543
    Siebel Systems, Inc.*                                7,100          337,676
                                                                   ------------
                                                                   $ 46,303,915
--------------------------------------------------------------------------------
  Consumer Goods & Services - 0.1%
    Sportsline USA, Inc.*                               55,800     $    143,964
--------------------------------------------------------------------------------
  Electronics - 0.9%
    Cable Design Technologies Corp.*                   137,175     $  2,216,748
--------------------------------------------------------------------------------
  Financial Institutions
    Instinet Group, Inc.*                                6,350     $    115,888
--------------------------------------------------------------------------------
  Food & Beverage Products - 0.9%
    Del Monte Foods Co.*                               267,200     $  2,239,136
--------------------------------------------------------------------------------
  Insurance - 0.3%
    Willis Group Holdings Ltd.*                         39,450     $    700,237
--------------------------------------------------------------------------------
  Internet - 4.2%
    Akamai Technologies, Inc.*                         397,200     $  3,535,080
    CNET Networks, Inc.*                               362,656        4,359,125
    InterNAP Network Services Corp.*                   633,100        1,892,969
    Switchboard, Inc.*                                  83,760          505,911
                                                                   ------------
                                                                   $ 10,293,085
--------------------------------------------------------------------------------
  Medical & Health Technology Services - 9.4%
    Applera Corp. - Applied Biosystems Group           132,200     $  3,536,350
    Arthrocare Corp.*                                   34,000          884,340
    Cytyc Corp.*                                       378,800        8,723,764
    Davita, Inc.*                                      216,543        4,402,319
    IMS Health, Inc.                                    44,400        1,265,400
    VISX, Inc.*                                        222,900        4,313,115
                                                                   ------------
                                                                   $ 23,125,288
--------------------------------------------------------------------------------
  Oil Services - 12.4%
    BJ Services Co.*                                    41,300     $  1,172,094
    Cooper Cameron Corp.*                               77,200        4,307,760
    Diamond Offshore Drilling, Inc.                    106,100        3,506,605
    Global Industries, Inc.*                           322,000        4,227,860
    Global Marine, Inc.*                               166,000        3,092,580
    Noble Affiliates, Inc.                              29,300        1,035,755
    Noble Drilling Corp.*                              266,700        8,734,425
    Transocean Sedco Forex, Inc.                       108,800        4,488,000
                                                                   ------------
                                                                   $ 30,565,079
--------------------------------------------------------------------------------
  Oils - 15.0%
    Apache Corp.                                       191,400     $  9,713,550
    Devon Energy Corp.                                 180,300        9,465,750
    EOG Resources, Inc.                                265,900        9,452,745
    Houston Exploration Co.*                           125,000        3,906,250
    Newfield Exploration Co.*                          133,000        4,263,980
                                                                   ------------
                                                                   $ 36,802,275
--------------------------------------------------------------------------------
  Pharmaceuticals - 0.5%
    IntraBiotics Pharmaceuticals, Inc.*                 79,180     $    100,559
    Unilab Corp.*                                        2,680           68,179
    United Therapeutics Corp.*                          81,200        1,084,020
                                                                   ------------
                                                                   $  1,252,758
--------------------------------------------------------------------------------
  Printing & Publishing - 1.6%
    Scholastic Corp.*                                   92,800     $  3,917,088
--------------------------------------------------------------------------------
  Real Estate Investment Trusts
    Pinnacle Holdings, Inc.*                            13,000     $     70,850
--------------------------------------------------------------------------------
  Telecommunications - 11.9%
    Advanced Fibre Communications, Inc.*               152,700     $  3,492,249
    American Tower Corp., "A"*                         253,930        5,248,733
    Aware, Inc.*                                        12,700          108,077
    CIENA Corp.*                                       115,300        4,374,482
    EchoStar Communications Corp.*                     229,300        7,234,415
    Emulex Corp.*                                       68,100        2,657,262
    ONI Systems Corp.*                                 163,500        4,452,269
    Tekelec, Inc.*                                      49,800        1,317,210
    Vignette Corp.*                                     38,300          336,274
                                                                   ------------
                                                                   $ 29,220,971
--------------------------------------------------------------------------------
  Utilities - Electric - 0.1%
    Aquila, Inc.*                                        2,900     $     71,485
    Reliant Resources, Inc.*                             6,520          161,044
                                                                   ------------
                                                                   $    232,529
--------------------------------------------------------------------------------
Total U.S. Stocks                                                  $241,228,805
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $275,224,154)                       $241,228,805
--------------------------------------------------------------------------------

Short-Term Obligations - 0.6%
--------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
--------------------------------------------------------------------------------
    Cargill, Inc., due 7/02/01                       $     219     $    218,975
    CitiCorp., Inc., due 7/02/01                           173          172,980
    Dow Chemical Co., due 7/02/01                          380          379,956
    General Electric Capital Corp., due 7/02/01            834          833,905
--------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $  1,605,816
--------------------------------------------------------------------------------
Repurchase Agreement - 0.1%
--------------------------------------------------------------------------------
    Merrill Lynch, dated 6/29/01, due 7/2/01,
      total to be received $220,050 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                        $     220     $    220,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $277,049,970)                  $243,054,621

Other Assets, Less Liabilities - 1.0%                                 2,406,300
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                $245,460,921
--------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
JUNE 30, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $277,049,970)            $243,054,621
  Investments of cash collateral for securities loaned,
    at identified cost and value                                     49,183,346
  Cash                                                                      748
  Receivable for investments sold                                     3,276,149
  Dividends and interest receivable                                      20,224
  Receivable from investment adviser                                     84,523
  Other assets                                                              440
                                                                   ------------
      Total assets                                                 $295,620,051
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $    919,617
  Collateral for securities loaned, at value                         49,183,346
  Payable to affiliates for management fee                                7,895
  Accrued expenses and other liabilities                                 48,272
                                                                   ------------
      Total liabilities                                            $ 50,159,130
                                                                   ------------
Net assets                                                         $245,460,921
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $277,177,226
  Unrealized depreciation on investments                            (33,995,349)
  Accumulated undistributed net realized gain on
    investments                                                       2,279,044
                                                                   ------------
      Total                                                        $245,460,921
                                                                   ============
Shares of beneficial interest outstanding                           18,818,373
                                                                    ==========

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $13.04
                                                                       ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                       $    546,452
    Dividends                                                           165,018
    Income on securities loaned                                         109,237
                                                                   ------------
      Total investment income                                      $    820,707
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,013,440
    Trustees' compensation                                                6,680
    Shareholder servicing agent fee                                      12,570
    Administrative fee                                                   25,528
    Custodian fee                                                        63,311
    Printing                                                             10,753
    Auditing fees                                                        31,262
    Legal fees                                                            2,814
    Amortization of organization expenses                                   686
    Miscellaneous                                                        27,525
                                                                   ------------
      Total expenses                                               $  1,194,569
    Fees paid indirectly                                                (12,050)
    Reduction of expenses by investment adviser                         (84,523)
                                                                   ------------
      Net expenses                                                 $  1,097,996
                                                                   ------------
        Net investment loss                                        $   (277,289)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain on investment transactions (identified cost
    basis)                                                         $ 22,894,373
  Change in unrealized depreciation on investments                  (53,988,915)
                                                                   ------------
      Net realized and unrealized loss on investments              $(31,094,542)
                                                                   ------------
          Decrease in net assets from operations                   $(31,371,831)
                                                                   ============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                       2001                    2000
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                            $    (277,289)           $   (336,414)
  Net realized gain on investments                                  22,894,373              43,457,479
  Net unrealized gain (loss) on investments                        (53,988,915)             12,767,114
                                                                 -------------            ------------
    Increase (decrease) in net assets from operations            $ (31,371,831)           $ 55,888,179
                                                                 -------------            ------------
Distributions declared to shareholders from net realized
gain on investments                                              $ (58,515,962)           $(11,347,449)
                                                                 -------------            ------------
Net increase in net assets from fund share transactions          $ 208,344,406            $ 20,561,252
                                                                 -------------            ------------
      Total increase in net assets                               $ 118,456,613            $ 65,101,982
Net assets:
  At beginning of period                                           127,004,308              61,902,326
                                                                 -------------            ------------
  At end of period (including accumulated net investment
    loss of $0 and $0, respectively)                             $ 245,460,921            $127,004,308
                                                                 =============            ============
See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED JUNE 30,
                                              ------------------------------------------------------------------------------
                                                   2001              2000             1999             1998             1997
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $26.08            $16.28           $15.04           $12.25           $11.13
                                                 ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment loss(S)                         $(0.03)           $(0.08)          $(0.01)          $(0.02)          $(0.00)+++
  Net realized and unrealized gain (loss)
    on investments                                (3.49)            12.51             2.96             3.45             1.40
                                                 ------            ------           ------           ------           ------
      Total from investment operations           $(3.52)           $12.43           $ 2.95           $ 3.43           $ 1.40
                                                 ------            ------           ------           ------           ------
Less distributions declared to
  shareholders
  from net realized gain on investments          $(9.52)           $(2.63)          $(1.71)          $(0.64)          $(0.28)
                                                 ------            ------           ------           ------           ------
Net asset value - end of period                  $13.04            $26.08           $16.28           $15.04           $12.25
                                                 ======            ======           ======           ======           ======
Total return                                     (15.69)%           80.56%           22.05%           29.15%           12.80%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       0.66%             0.72%            0.66%            0.66%            0.66%
  Net investment loss                             (0.16)%           (0.37)%          (0.07)%          (0.17)%          (0.01)%
Portfolio turnover                                  103%              156%             147%             143%             136%
Net assets at end of period (000 Omitted)      $245,461          $127,004          $61,902          $48,936          $25,007

  (S) From May 3, 1996 through October 31, 1999, and from July 1, 2000 through June 30, 2001, the investment adviser voluntarily agreed to maintain the expenses of the fund, excluding management fees, at no more than 0.05% of average daily net assets.
      To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:
        Net investment loss                      $(0.03)           $(0.09)          $(0.03)          $(0.04)          $(0.04)
        Ratios (to average net assets):
          Expenses##                               0.71%             0.75%            0.80%            0.83%            0.99%
          Net investment loss                     (0.21)%           (0.40)%          (0.21)%          (0.35)%          (0.34)%
+++ The per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS  Institutional  Mid  Cap Growth Fund (the fund) is a diversified series of
MFS Institutional Trust. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges are reported at market value using last sale prices. On June 30, 2001 equity securities reported through the NASDAQ system are reported at fair market value due to NASDAQ system issues. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Deferred Organization Expenses - Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of fund operations.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2001, the value of securities loaned was $46,927,081. These loans were collateralized by cash of $49,183,346 which was invested in the following short-term obligations

                                                                AMORTIZED COST
                                                     SHARES          AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     49,183,346        $49,183,346

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

During the year ended June 30, 2001, $277,289 was reclassified from accumulated net investment loss to accumulated undistributed net realized gain on investments due to differences between book and tax accounting for the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.05% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $310,790,569 and $165,099,436, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $279,224,235
                                                                 ------------
Gross unrealized depreciation                                    $(60,602,651)
Gross unrealized appreciation                                      24,433,037
                                                                 ------------
    Net unrealized depreciation                                  $(36,169,614)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                             YEAR ENDED JUNE 30, 2001          YEAR ENDED JUNE 30, 2000
                                        -----------------------------      ----------------------------
                                            SHARES             AMOUNT          SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             10,495,678       $162,715,398         918,026       $17,382,945
Shares issued to shareholders in
  reinvestment of distributions          4,123,126         57,187,752         515,867        10,657,807
Shares reacquired                         (670,262)       (11,558,744)       (366,853)       (7,479,500)
                                        ----------       ------------       ---------       -----------
    Net increase                        13,948,542       $208,344,406       1,067,040       $20,561,252
                                        ==========       ============       =========       ===========

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended June 30, 2001, was $1,899. The fund had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and the Shareholders of MFS Institutional Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Mid Cap Growth Fund (one of a series comprising MFS Institutional Trust) [the (Trust)], as of June 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Institutional Mid Cap Growth Fund at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 9, 2001

FEDERAL TAX INFORMATION

The fund has designated $8,747,225 as a capital gain dividend for the year ended June 30, 2001.

For the year ended June 30, 2001, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 0.23%.

(C)2001 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                                 IMC-2 8/01 400